GLOBAL HEALTHCARE REIT, INC.

TWO BUCKHEAD PLAZA

3050 PEACHTREE ROAD NW, SUITE 355

ATLANTA, GEORGIA 30305

January 28, 2015

BY FAX (443) 761-6453

AND BY FEDERAL EXPRESS

112 Ruthlynn Drive, LLC

1422 Clarkview Road

Baltimore, Maryland 21209

Attn:  Brian K. Reynolds

Re:

Purchase and Sale Agreement dated as of December 16, 2014 by and among 112 Ruthlynn Drive, LLC (“Seller”), IHS Acquisition No. 138, Inc. (“Existing Operator”), and Global Healthcare REIT, Inc. (“Global”), as amended by amendment dated January 22, 2015 (“Purchase Agreement”), which Purchase Agreement was assigned by Global to LV Nursing Home, LLC (“Purchaser”) pursuant to Assignment and Assumption dated January 22, 2015

Dear Mr. Reynolds:

Pursuant to Section 3.2 of the Purchase Agreement, this letter shall serve as Purchaser’s notice of termination of the Purchase Agreement and demand for return of the Deposit.

Sincerely,

LV Nursing Home, LLC

By:_ _/s/ Christopher F. Brogdon

      Christopher F. Brogdon,

       Manager

Global Healthcare REIT, Inc.

By:_ _/s/ Christopher F. Brogdon

      Christopher F. Brogdon,

       President

cc:

Steven Rosenfeld, Esq. (via fax and Federal Express)

Gregory D. Hughes, Esq. (via fax and Federal Express)

493945